Exhibit 99.1

TOYS"R"US - DELAWARE, INC. EXTENDS SECURED CREDIT FACILITY TO 2012

WAYNE, NJ (June 24, 2009) - Toys"R"Us, Inc. announced today that its subsidiary, Toys"R"Us - Delaware, Inc. ("Toys Delaware") has extended the maturity date of its Senior Secured Credit Facility to May 21, 2012. The borrowing capacity of the amended facility will remain at $2.0 billion through the original maturity date of July 21, 2010 and will continue at $1.5 billion thereafter.

"We are very pleased to have successfully extended this important borrowing facility, providing the company with ample liquidity to fund its ongoing working capital needs," said Clay Creasey, Chief Financial Officer, Toys"R"Us, Inc. "This is a strong vote of confidence from our bank group, and serves to further strengthen the company and position it for future growth."

Banc of America Securities LLC and Wells Fargo Retail Finance, LLC were joint lead arrangers for the transaction, while Deutsche Bank was a joint bookrunning manager. Many other major lending institutions participated in the agreement including Citibank, Credit Suisse, GMAC Commercial Finance, Morgan Stanley, and UBS.

The amendment revises certain terms of the credit facility to reflect current market conditions. While the borrowing capacity formula based on eligible collateral remains substantially the same, the new borrowing rates vary with usage and are approximately LIBOR plus 3.2% through July 21, 2010, and LIBOR plus 4.0% thereafter. This credit facility is available within Toys Delaware for general corporate purposes and the issuance of letters of credit.

Toys"R"Us - Delaware, Inc. is a wholly-owned subsidiary of Toys"R"Us, Inc. It operates the Toys"R"Us and Babies"R"Us stores in the United States and Canada, and it owns the intellectual property of the corporation.

This press release contains "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. All statements herein that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements. We generally identify these statements by words or phrases such as "anticipate," "estimate," "plan," "expect," "believe," "intend," "will," "may," and similar words or phrases. These statements discuss, among other things, our strategy, store openings and renovations, future financial or operational performance, anticipated cost savings, results of restructurings, anticipated domestic or international developments, and other goals, targets and future occurrences and trends. These statements are subject to risks, uncertainties and other factors, including, among others, competition in the retail industry, seasonality of our business, changes in consumer preferences and consumer spending patterns, general economic conditions in the United States and other countries in which we conduct our business, our ability to implement our strategy, availability of adequate financing, our dependence on key vendors of our merchandise, international events affecting the delivery of toys and other products to our stores, economic, political and other developments associated with our international operations, and risks, uncertainties and factors set forth in our reports and documents filed with the Securities and Exchange Commission (which reports and documents should be read in conjunction with this press release). We believe that all forward-looking statements are based upon reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made, and we undertake no obligation to update these statements in light of subsequent events or developments. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in forward-looking statements.

________________________________________

For more information please contact:

Toys"R"Us, Inc.

Kathleen Waugh

Phone: (973) 617-5888

646-366-8823

Email: waughk@toysrus.com